Press Release
Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE SECOND QUARTER OF FISCAL 2019

•Revenue: $577 million

•	Gross Margin: 64.7% GAAP (65.9% excluding special items)

•	EPS: $0.47 GAAP ($0.60 excluding special items)

•	Fiscal third quarter revenue outlook: $520 to $560 million

SAN JOSE, CA – January 29, 2019 – Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $577 million for its second quarter of fiscal 2019 ended December 29, 2018, a 10% decrease from the $638 million revenue recorded in the prior quarter, and a 7% decrease from the same quarter of last year. The same quarter of last year was a 14-week quarter and included revenue from the transition to sell-in accounting.

Tunc Doluca, President and Chief Executive Officer, commented, “Our December quarter results came in below expectations, due to the soft environment. However, we are encouraged to see bookings return to normal levels in recent weeks. We believe our business model enables us to be successful in any environment, and we continue to generate strong free cash flow despite current conditions.”

Fiscal Year 2019 Second Quarter Results

Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the December quarter was $0.47. The results were affected by $22 million in charges due to the impact of U.S. tax legislation and $9 million in pre-tax special items which primarily consisted of charges related to acquisitions. GAAP earnings per share, excluding special items was $0.60. An analysis of GAAP versus GAAP excluding special items is provided in this press release.

Cash Flow Items
At the end of the second quarter of fiscal 2019, total cash, cash equivalents and short-term investments were $1.96 billion, a decrease of $603 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $224 million

•	Capital expenditures: $13 million

•	Bond payment: $500 million

•	Dividends paid: $127 million ($0.46 per share)

•	Stock repurchases: $208 million

Adjusted trailing twelve months free cash flow was $919 million, which excludes a one-time tax payment of $178 million in the fourth quarter of fiscal 2018. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Business Outlook
The Company’s 90-day backlog at the beginning of the March 2019 quarter was $372 million. Based on the beginning backlog and expected turns, our results for the March 2019 quarter are forecasted to be as follows:

•	Revenue: $520 to $560 million

•	Gross Margin: 63% to 65% GAAP (64% to 66% excluding special items)

•	EPS: $0.44 to $0.50 GAAP ($0.49 to $0.55 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.46 per share will be paid on March 14, 2019, to stockholders of record on February 28, 2019.

Conference Call
Maxim Integrated has scheduled a conference call on January 29 at 2:00 p.m. Pacific Time to discuss its financial results for the second quarter of fiscal 2019 and its business outlook. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	December 29, 2018	September 29, 2018	December 30, 2017
	(in thousands, except per share data)
Net revenues	$576,906	$638,495	$622,637
Cost of goods sold	203,858	208,259	212,961
Gross margin	373,048	430,236	409,676
Operating expenses:
Research and development	110,303	112,708	115,896
Selling, general and administrative	77,853	81,518	85,323
Intangible asset amortization	756	773	995
Impairment of long-lived assets	753	—	850
Severance and restructuring expenses	1,179	994	6,523
Other operating expenses (income), net	—	60	(959)
Total operating expenses (income), net	190,844	196,053	208,628
Operating income (loss)	182,204	234,183	201,048
Interest and other income (expense), net	472	(546)	(3,121)
Income (loss) before provision for income taxes	182,676	233,637	197,927
Income tax provision (benefit)	50,784	36,214	272,942
Net income (loss)	$131,892	$197,423	$(75,015)
Earnings (loss) per share:
Basic	$0.48	$0.71	$(0.27)
Diluted	$0.47	$0.70	$(0.27)
Shares used in the calculation of earnings (loss) per share:
Basic	276,252	278,045	281,560
Diluted	280,008	282,454	281,560
Dividends paid per share	$0.46	$0.46	$0.36

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	December 29, 2018	September 29, 2018	December 30, 2017
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$6,868	$6,915	$11,139
Total	$6,868	$6,915	$11,139
Operating expenses:
Intangible asset amortization	756	$773	$995
Impairment of long-lived assets (1)	753	—	850
Severance and restructuring	1,179	994	6,523
Other operating expenses (income), net	—	60	(959)
Total	$2,688	$1,827	$7,409
Interest and other expense (income), net	$(351)	$(378)	$(119)
Total	$(351)	$(378)	$(119)
Income tax provision (benefit):
Impact of U.S. tax legislation (2)	$22,082	$—	$243,550
Total	$22,082	$—	$243,550

(1) Includes impairment of investments in privately-held companies and other equipment charges.
(2) Includes effect of U.S. tax legislation enacted on December 22, 2017.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	December 29, 2018	September 29, 2018	December 30, 2017
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,406,740	$1,598,772	$1,631,510
Short-term investments	553,901	964,643	1,191,765
Total cash, cash equivalents and short-term investments	1,960,641	2,563,415	2,823,275
Accounts receivable, net	391,419	439,407	235,695
Inventories	278,925	275,374	259,597
Other current assets	26,933	33,329	24,153
Total current assets	2,657,918	3,311,525	3,342,720
Property, plant and equipment, net	571,983	573,014	597,818
Intangible assets, net	67,161	74,785	67,716
Goodwill	532,251	532,251	491,015
Other assets	59,614	56,977	65,243
TOTAL ASSETS	$3,888,927	$4,548,552	$4,564,512

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$99,577	$84,087	$84,770
Price adjustment and other revenue reserves	130,601	135,187	—
Income taxes payable	39,507	60,877	10,523
Accrued salary and related expenses	102,427	106,273	113,716
Accrued expenses	34,368	42,091	37,687
Current portion of debt	—	499,762	498,694
Total current liabilities	406,480	928,277	745,390
Long-term debt	991,866	991,506	990,428
Income taxes payable	673,051	652,163	801,260
Other liabilities	62,116	64,283	41,736
Total liabilities	2,133,513	2,636,229	2,578,814

Stockholders' equity:
Common stock and capital in excess of par value	279	279	283
Retained earnings	1,766,471	1,924,764	1,997,207
Accumulated other comprehensive loss	(11,336)	(12,720)	(11,792)
Total stockholders' equity	1,755,414	1,912,323	1,985,698
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,888,927	$4,548,552	$4,564,512

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	December 29, 2018	September 29, 2018	December 30, 2017
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$131,892	$197,423	$(75,015)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	21,656	20,497	21,040
Depreciation and amortization	26,803	31,191	35,813
Deferred taxes	(5,174)	(3,032)	(3,188)
Loss (gain) from disposal of property, plant and equipment	2,275	621	(649)
Impairment of investments in privately-held companies	753	—	850
Other adjustments	—	(117)	—
Changes in assets and liabilities:
Accounts receivable	43,402	(23,604)	(2,480)
Inventories	(3,505)	7,002	(14,125)
Other current assets	6,038	(12,625)	31,459
Accounts payable	7,664	(5,263)	13,643
Income taxes payable	(482)	33,743	234,264
Deferred margin on shipments to distributors	—	—	(16,994)
Accrued salary and related expenses	(375)	(45,408)	10,523
All other accrued liabilities	(6,697)	6,757	(5,266)
Net cash provided by (used in) operating activities	224,250	207,185	229,875
Cash flows from investing activities:
Purchase of property, plant and equipment	(12,597)	(18,316)	(22,413)
Proceeds from sales of property, plant and equipment	1	1	1,444
Proceeds from sale of available-for-sale securities	18,815	8,438	21,895
Proceeds from maturity of available-for-sale securities	416,720	301,834	118,211
Payment in connection with business acquisition, net of cash acquired	—	(2,949)	—
Purchases of available-for-sale securities	(23,707)	(190,880)	(137,166)
Purchases of privately-held companies' securities	(156)	(750)	(1,500)
Net cash provided by (used in) investing activities	399,076	97,378	(19,529)
Cash flows from financing activities:
Repayment of debt	(500,000)	—	—
Contingent consideration paid	—	(8,000)	—
Net issuance of restricted stock units	(5,916)	(7,528)	(6,104)
Proceeds from stock options exercised	7,235	6,608	13,507
Issuance of common stock under employee stock purchase program	17,689	—	14,975
Repurchase of common stock	(207,558)	(112,498)	(76,953)
Dividends paid	(126,808)	(127,857)	(101,421)
Net cash provided by (used in) financing activities	(815,358)	(249,275)	(155,996)
Net increase (decrease) in cash and cash equivalents	(192,032)	55,288	54,350
Cash and cash equivalents:
Beginning of period	$1,598,772	$1,543,484	$1,577,160
End of period	$1,406,740	$1,598,772	$1,631,510
Total cash, cash equivalents, and short-term investments	$1,960,641	$2,563,415	$2,823,275

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	December 29, 2018	September 29, 2018	December 30, 2017
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$373,048	$430,236	$409,676
GAAP gross profit %	64.7%	67.4%	65.8%
Special items:
Intangible asset amortization	6,868	6,915	11,139
Total special items	6,868	6.915	11,139
GAAP gross profit excluding special items	$379,916	$437.151	$420,815
GAAP gross profit % excluding special items	65.9%	68.5%	67.6%
Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$190,844	$196,053	$208,628
Special items:
Intangible asset amortization	756	773	995
Impairment of long-lived assets	753	—	850
Severance and restructuring	1,179	994	6,523
Other operating expenses (income), net	—	60	(959)
Total special items	2,688	1,827	7,409
GAAP operating expenses excluding special items	$188,156	$194.226	$201,219
Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$131,892	$197,423	$(75,015)
Special items:
Intangible asset amortization	7,624	7,688	12,134
Impairment of long-lived assets (1)	753	—	850
Severance and restructuring	1,179	994	6,523
Other operating expenses (income), net	—	60	(959)
Interest and other expense (income), net	(351)	(378)	(119)
Total pre-tax special items	9,205	8,364	18,429
Other income tax effects and adjustments (2)	3,758	4,754	(897)
Impact of U.S. tax effects and adjustments (3)	22,082	—	243,550
GAAP net income excluding special items	$166,937	$210,541	$186,067

GAAP net income per share excluding special items:
Basic	$0.60	$0.76	$0.66
Diluted	$0.60	$0.75	$0.65
Shares used in the calculation of earnings per share excluding special items:
Basic	276,252	278,045	281,560
Diluted (4)	280,008	282,454	286,356

(1) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(2) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(3) Includes effect of U.S. tax legislation enacted on December 22, 2017.
(4) Shares used in diluted earnings per share excluding special items differs from GAAP loss per share due to net income on a non-GAAP basis.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items. Special items include the tax impact of pre-tax special items, significant tax audit settlements, significant prior year tax reserve adjustments, and significant non-recurring and period specific tax items, which vary in size and frequency, including certain tax charges resulting from U.S. tax legislation that was enacted on December 22, 2017. We used a long-term average tax rate to compute the GAAP tax provision excluding special items for the second quarter of fiscal year 2018; that long-term average tax rate was the weighted average of our normalized fiscal year GAAP tax rate, excluding special items over a four-year period, that included fiscal year 2018 and the three prior fiscal years. A long-term average tax rate was not used for the first and second quarters of fiscal year 2019 because, due to the impacts of tax reform, a long-term average tax rate was no longer appropriate.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its third quarter of fiscal 2019 ended March 2019, which includes revenue, gross margin and earnings per share as well as the Company’s belief that its business model enables it to be successful in any environment.  These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331618000031/maxim10-kfy2018.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at  http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations